                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) :    April 30, 1996


                                   REMEC, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

California                       0-27414                         95-3814301
- --------------------------------------------------------------------------------
State or other                (Commission                      (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation

                   9404 Chesapeake Drive, San Diego, CA 92123
- --------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:           (619) 560-1301
                                                            -----------------


                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7      Financial Statements, Pro Forma Financial Information and Exhibits
- ------      ------------------------------------------------------------------

             (a) Financial Statements of RF Microsystems, Inc., as of and for
                 the year ended December 31, 1995 (incorporated by reference to REMEC, Inc.'s Registration Statement on Form S-4 (No. 333-05343) as filed on June 6, 1996 (the "Form S-4") pages F-16
                 - F-21).

             (b) Pro Forma Condensed Combined Balance Sheet of REMEC, Inc. and
                 RF Microsystems, Inc., as of January 31, 1996 (attached as exhibit 99.1) and Pro Forma Condensed Combined Statements of Income of REMEC, Inc. and RF Microsystems, Inc. for the three months ended May 5, 1996 and for the year ended January 31, 1996 and the notes thereto (incorporated by reference to the Form S-4, pages 29-35).

             (c) Exhibits

                 2.1 Stock Purchase Agreement dated March 31, 1996 by and
                     between STM Wireless Inc., a Delaware corporation, and REMEC, Inc. (previously filed with the Form 8-K dated April 30, 1996).

                 23.1 Consent of Ernst & Young LLP.

                 99.1 Pro Forma Condensed Combined Balance Sheet of REMEC, Inc.,
                     and RF Microsystems, Inc., as of January 31, 1996

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized in the City of San Diego, State of California, on this 25th day of June, 1996.

                                  REMEC, Inc.

                                  By:/s/ Thomas A. George
                                     -----------------------------------------
                                     Thomas A. George
                                     Chief Financial Officer,
                                     Senior Vice President and Secretary

                                INDEX TO EXHIBITS

   Exhibit No.        Description of Exhibit                                       Page No.
   -----------        ----------------------                                       --------
     23.1             Consent of Ernst &Young LLP                                     4
     99.1             Pro Forma Condensed Combined Balance Sheet of                   5
                      REMEC, Inc., and RF Microsystems, Inc., as of January 31,
                      1996

                                        3